Electric City Value Fund

Electric City Dividend Growth Fund

PROSPECTUS

December 31, 2002

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, nor has the Commission determined that this Prospectus is complete or accurate.  Any representation to the contrary is a crime.

TABLE OF CONTENTS

INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS

1

PERFORMANCE, FEE AND EXPENSE INFORMATION

3

MANAGEMENT

4

HOW TO BUY, SELL AND EXCHANGE SHARES

5

DISTRIBUTION ARRANGEMENTS

9

DIVIDENDS AND DISTRIBUTIONS

9

TAX CONSIDERATIONS

9

PRIVACY STATEMENT

10

FINANCIAL HIGHLIGHTS

11

FOR MORE INFORMATION

12

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Electric City Value Fund

What is the Fund’s Investment Objective?

The Fund seeks to build shareholder wealth by maximizing the Total Return of the Fund’s portfolio.  The investment objective may be changed without shareholder approval.

Total Return is derived by combining the total changes in the principal value of all of the Fund’s investments with the total dividends and interest paid to the Fund.

What are the Fund’s Primary Investment Strategies?

The Fund’s Adviser believes that the Fund’s objective is best achieved by investing in companies that exhibit the potential for significant increases in total return. The Fund will generally use a “buy and hold” investment strategy.  However, the Fund may occasionally invest on a short-term basis when the Adviser believes that such an investment will benefit the Fund.   The Adviser will sell securities when a portfolio holding no longer qualifies under the criteria set forth below.

The Fund’s Adviser attempts to build shareholder wealth by:

*

investing in common stocks without restrictions regarding market capitalization;

*

normally investing at least 65% of the Fund’s total assets in common stocks or securities convertible into common stocks;

*

holding at least 80% of the total value of the common stocks owned by the Fund in a core position of no more than 40 companies.

To choose the common stocks in which the Fund will invest, the Adviser seeks to identify companies which exhibit some or all of the following criteria:

*

solid financial condition;

*

consistent earnings and/or dividend history;

*

company or industry group is temporarily out of favor;

*

undervalued or overlooked assets;

*

favorable insider ownership trends;

*

not widely owned or followed by institutional investors;

*

experienced or is likely to experience a triggering event that may cause an increase in value.

Examples of a trigger for a possible increase in value include:

*

a change in corporate structure;

*

a change in a company’s key management;

*

initiating or increasing an authorized buy-back of a company’s own stock;

*

apparent corporate efforts to take advantage of business opportunities;

*

increased following by securities analysts and institutional investors;

*

beneficiary of a long term demographic or economic trend;

*

beneficiary of change in government policy or regulations.

The Fund will normally invest its remaining assets, if any, in a variety of other securities, such as U.S. Government debt instruments, corporate debt securities, unaffiliated mutual funds, commercial paper, bankers’ acceptances and repurchase agreements.

Electric City Dividend Growth Fund

What is the Fund’s Investment Objective?

The Fund seeks to build shareholder wealth by investing in the securities of companies that are, or have the potential to, pay increasing dividends over time.  The investment objective may be changed without shareholder approval.

What are the Fund’s Primary Investment Strategies?

The Fund seeks to achieve its investment objective by investing in companies that exhibit the potential for increases in their current dividend payments or commencing dividends, if none is currently paid. The Fund’s Adviser believes that financially sound companies with a history of dividend growth have excellent long-term capital growth potential and that the dividend income has the potential to provide a meaningful contribution to increasing shareholder wealth.

In selecting investments for the Fund, the Fund’s Adviser will:

•

normally invest at least 85% of the Fund’s total assets in common stocks or securities convertible into common stocks;

•

invest in stocks without restrictions regarding market capitalization;

•

invest in stocks of companies that have a track record of, or potential for, dividend growth;

•

invest in stocks of companies that appear likely to initiate a dividend in the near future, if none is currently paid.

To choose the common stocks in which the Fund will invest, the Adviser seeks to identify companies that exhibit some or all of the following criteria:

•

solid financial condition and sufficient cash flow to enable future dividend growth;

•

attractive fundamental valuation measures, such as price/earnings or price/cash flow;

•

company or industry group may be temporarily out of favor;

•

undervalued or overlooked assets;

•

favorable insider ownership trends.

The Fund will generally use a “buy and hold” investment strategy.  However, the Fund may occasionally invest on a short-term basis when the Adviser believes that it will benefit the Fund.  The Adviser will sell a security when it reaches an upside price target or there is a fundamental change at the company or sector level which has a negative impact on the company’s dividend payment capability.

The Fund will normally invest its remaining assets, if any, in a variety of other securities, such as U.S. Government debt instruments, corporate debt securities, unaffiliated mutual funds, commercial paper, bankers’ acceptances and repurchase agreements. The Fund will invest its remaining assets in these types of securities to remain fully invested and increase current income earnings for the Fund’s shareholders.

To respond to adverse market, economic, political, or other conditions, the Fund may, from time to time, take a temporary defensive position that is inconsistent with its principal investment strategy.  Taking such a position may prevent the Fund from achieving its investment objective.

What are the Principal Risks of Investing in the Funds?

General Risks- Almost all investments are subject to inherent risks, and the Funds are no exception.  Accordingly, you may lose money by investing in the Funds. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Funds’ investments, and therefore their share price, will vary from day-to-day, reflecting changes in market conditions, interest rates and numerous other factors.

Stock Market Risk- The Funds invests primarily in common stock, so the Funds will be subject to the risks associated with common stocks, including price volatility and the creditworthiness of the issuing company.  The stock market trades in cyclical price patterns, with prices generally rising or falling over time.  These cyclical periods may last for a significant period of time. Although individual securities may outperform the market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.  In addition, if securities judged by the Adviser to be undervalued do not appreciate to their perceived market value, then the Value Fund may not benefit from those holdings.  Moreover, following a value-investing strategy may preclude the Adviser from purchasing securities that, while show the potential for growth, are not undervalued or overlooked by investors.

Small To Mid-Cap Stock Risks- The Funds may invest in companies with relatively small market capitalizations.  These companies may be engaged in business mostly within their own geographic region, may be less well-known to the investment community and can have more volatile share prices.  Also, small companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies.  As a result, their stock prices may react more strongly to changes in the marketplace.

An investment in a Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE, FEE AND EXPENSE INFORMATION

How Has each Fund Performed in the Past?

Performance information for the Electric City Dividend Growth Fund is not included here because the Fund does not have returns for a full calendar year.

The bar chart and table set out below help show the returns and risks of investing in the Electric City Value Fund.  They reflect the performance of the Value Fund for periods ended December 31, 2001.  The variability of performance over time provides an indication of the risks of investing in the Fund. They also compare the Value Fund’s performance to the performance of the S&P 500** during each period.  You should be aware that the Value Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The year to date return of the Value Fund as of September 30, 2002 was -21.02%.

The highest and lowest return for an individual calendar quarter was as follows:

Value Fund

Best Quarter:

4th Qtr   2001

 + 13.49%

Worst Quarter:

3rd Qtr   2001

 - 15.57%

Average Annual Total Returns (For periods ended December 31, 2001)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance does not necessarily indicate how the Fund will perform in the future.

Electric City Value Fund	One Year	Life of Fund*
Returns Before Taxes	5.37%	11.47%
Returns After Taxes on Distributions	5.37%	11.36%
Returns After Taxes on Distributions and Sale of Fund Shares	3.27%	9.21%
S&P 500** (reflects no deductions for fees, expenses, or taxes.)	-13.04%	-11.43%

* The Value Fund commenced operations on December 30, 1999.

** The S&P 500 is an unmanaged index of common stock prices and is a widely recognized indicator of general market performance.  The S&P 500 assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses you may pay if you buy and hold shares of the Funds.

Shareholder Fees:

(fees paid directly from your investment)

Maximum Sales Charge (Load)

Imposed on Purchases

4.75%

Maximum Deferred Sales                            NONE

Charge (Load)

Maximum Sales Charge (Load)

NONE

Imposed on Reinvested Dividends

And other Distributions

Redemption Fees

NONE[3]

Annual Fund Operating Expenses: (expenses that are deducted from Fund assets) Management Fees[1] 1.70% Distribution (12b-1) Fees 0.25% Other Expenses[2] 0.00% Total Annual Fund Operating Expenses 1.95%

1.

Management fees include a fee of 0.95% for investment advisory services and 0.75% for administrative and other services.  Both fees are paid to the Funds’ Adviser pursuant to separate agreements for each service.  For fiscal 2002, the fee that the Funds paid to the Adviser was based on an administrative fee of .70%.  Effective December 31, 2002, the administrative fee is .75%.

2.

The Funds’ Adviser is responsible for paying each Fund’s expenses except taxes, interest, litigation, brokerage and other extraordinary expenses.  The Funds did not incur any of these “Other Expenses” during their latest fiscal year.

3.

The Funds will charge a fee (currently $20) on amounts redeemed and sent to you by wire transfer.

An Example of Expenses Over Time:

The following example is intended to help you compare the cost of investing in a Fund versus the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$673	$1,087	$1,527	$2,750

MANAGEMENT

The Funds’ Adviser

Electric City Funds, Inc. (the “Company”) has entered into an Investment Advisory Agreement with Mohawk Asset Management, Inc. (the “Adviser”), 112 Erie Boulevard, Schenectady, New York 12305.  The Adviser is an investment advisory company founded as a sole proprietorship in 1994 and incorporated in Delaware in 1999. The Adviser’s principal business and occupation is the provision of financial management services to individuals, corporations, fraternal and non-profit organizations and other institutions in New York and throughout the United States.  The Adviser has been investment adviser to the Funds since their inception.

Under the terms of the Advisory Agreement, the Adviser manages the investment operations of each Fund in accordance with the Fund's investment policies and restrictions. The Adviser furnishes an investment program for the Fund, determines what investments should be purchased, sold and held, and makes changes on behalf of the Company in the investments of the Fund.  The Adviser also manages, or arranges to manage, the daily operations of each Fund under an Operating Services Agreement.

For its investment advisory services to the Funds, each Fund pays to the Adviser, on the last day of each month, an annualized fee equal to 0.95% of average net assets of each Fund, such fee to be computed daily based upon the daily average net assets of the Funds.  For its administrative services to the Funds, each Fund pays to the Adviser, on the last day of each month, an annualized fee equal to 0.75% of average net assets of each Fund, such fee to be computed daily based upon the daily average net assets of the Funds.

For the fiscal year ended August 31, 2002, the Company, on behalf of the Value Fund, paid the Adviser a service fee of 0.70% which resulted in a management fee equal to 1.65% of the Value Fund’s daily average net assets.  Effective December 31, 2002, the administrative fee is .75%.

The Funds’ Portfolio Manager

Mr. James W. Denney is President of the Adviser and has acted as the portfolio manager for the Funds since their inception.  Mr. Denney serves as President and as a director of the Company.  Mr. Denney has over 12 years of investment management experience.  He is a Registered Financial Consultant and has completed the CFP Professional Education Program through the College for Financial Planning.  Mr. Denney has been the President of Mohawk Asset Management, Inc., a registered investment adviser corporation, since 1994.  He has also been a registered principal of B/D Holdings, Inc., a broker/dealer firm, since April, 2001 to present.  In addition, Mr. Denney was a registered principal of Milestone Financial Services, Inc., a broker/dealer firm, from July 1998 to April, 2001 and a registered principal of Linsco/Private Ledger from August, 1992 to July 1998.

HOW TO BUY, SELL AND EXCHANGE SHARES

Investing in the Funds

Determination of Share Price

The Net Asset Value (NAV) per share is calculated by adding the value of a Fund’s investments, cash and other assets, subtracting Fund liabilities, and then dividing the result by the number of shares outstanding. The Funds generally determine the total value of their shares by using market prices for the securities comprising their respective portfolios. Securities for which quotations are not available and any other assets are valued at fair market value as determined in good faith by the Adviser, subject to the review and supervision of the Board of Directors. Each Fund's per share NAV is computed on all days on which the New York Stock Exchange (“NYSE”) is open for business at the close of regular trading hours on the NYSE, currently 4:00 p.m. Eastern time.

The public offering price of each Fund’s shares is its net asset value per share plus an initial sales charge of 4.75%.

Opening and Adding To Your Account

You can invest in the Funds by mail, wire transfer and through participating financial service professionals.  After you have established your account, you may also make subsequent purchases by telephone.  You may also invest in the Funds through an automatic payment plan that is described in the Funds’ SAI. Any questions you may have can be answered by calling the Funds, toll free, at 1-800-453-6556.

Minimum Investment Amounts

Payments for Fund shares must be in U.S. dollars, and in order to avoid fees and delays, should be drawn on a U.S. Bank.  Fund management may reject any purchase order for Fund shares and may waive the minimum investment amounts in its sole discretion.

Your purchase of Fund shares is subject to the following minimum investment amounts:

TYPE OF ACCOUNT	MINIMUM INVESTMENT TO OPEN ACCOUNT	MINIMUM SUBSEQUENT INVESTMENTS
Regular	$500	$50
Retirement Accounts	$500	$50

AUTOMATIC INVESTMENT PLAN MEMBERS

TYPE OF ACCOUNT	MINIMUM INVESTMENT TO OPEN ACCOUNT	MINIMUM SUBSEQUENT INVESTMENTS
Regular	$500	$50 per month minimum
Retirement Accounts	$500	$50 per month minimum

Purchasing Shares By Mail

To purchase shares by mail, simply complete the Account Application included with this Prospectus, make a check payable to the Fund, and mail the application and check to:

Electric City Funds, Inc.

c/o Mutual Shareholder Services, LLC

8869 Brecksville Road, Suite C

Brecksville, Ohio  44141

Your purchase order, if accompanied by payment, will be processed upon receipt by Mutual Shareholder Services, the Funds’ Transfer Agent.  If the Transfer Agent receives your order and payment by the close of regular trading on the Exchange (currently 4:00 p.m. Eastern time), your shares will be purchased at the Fund’s public offering price calculated at the close of regular trading on that day.  Otherwise, your shares will be purchased at the public offering price determined as of the close of regular trading on the next business day.  Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent.  You will receive a written confirmation of your purchase. Certificates representing shares are not issued.

Purchasing Shares by Wire Transfer

To make an initial purchase of shares by wire transfer, you need to take the following steps:

1.

Call 1-800-453-6556 to inform us that a wire is being sent.

2.

Obtain an account number from the Transfer Agent.

3.

Fill out, fax (216-875-8992), then mail the Account Application to the Transfer Agent

4.

Ask your bank to wire funds to the account of:

U.S. Bank, NA, ABA #: 042000013

Credit: Electric City Funds, Inc., Acct. # 821637758

Further credit: [Name of Fund]

Include your name(s), address and taxpayer identification number or Social Security number on the wire.  The wire should state that you are opening a new Fund account.

To make subsequent purchases by wire, ask your bank to wire funds using the instructions listed above, and be sure to include your account number on the wire transfer instructions.

If your initial purchase of Fund shares is by wire, you must complete and file an Account Application with the Transfer Agent before any of the shares purchased can be redeemed.  Either complete and mail the Account Application included with this prospectus, or call the Transfer Agent and they will send you an application.  You should contact your bank (which must be a commercial bank that is a member of the Federal Reserve System) for information on sending money by wire, including any charges that your bank may make for these services.

Purchases through Financial Service Organizations

You may purchase shares of a Fund through participating brokers, dealers, and other financial professionals who may charge a separate fee that would be in addition to those imposed by the Fund.  Orders received by securities brokers by 4:00 p.m. Eastern time on any business day and that are in proper form will be processed at the public offering price calculated on that same day provided that the securities broker transmits the order to the Transfer Agent before the close of business, generally by 5:00 p.m. Eastern time.  Please refer to appropriate program materials for any additional special provisions or conditions that may be different from those described in this Prospectus.  Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds in a timely manner in accordance with their customer agreements and this Prospectus.

Telephone Purchases

To purchase shares by telephone you must establish your account authorizing such purchases prior to your call.  Initial purchases of shares may not be made by telephone.  Shares purchased by telephone will be purchased at the public offering price determined at the close of business on the day that the Transfer Agent receives payment through the ACH.  Call the Transfer Agent for details.

You may make purchases by telephone only if you have an account at a bank that is a member of the ACH. Most transfers are completed within three business days of your call. To preserve flexibility, the Company may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Company does not currently expect to charge such a fee.

The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine.  Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions.  Assuming reasonable procedures such as the above have been followed, neither the Transfer Agent nor the Funds will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine.  The Company shall have authority, as your agent, to redeem shares in your account to cover any such loss.  As a result of this policy, you will bear the risk of any loss unless the Funds and/or the Transfer Agent have failed to follow procedures reasonably designed to prevent losses.

Miscellaneous Purchase Information

Payment must be made by wire transfer, check or money order drawn on a U.S. bank, savings & loan or credit union.  The Funds’ custodian will charge a $20.00 fee against your account, in addition to any loss sustained by the Fund or Transfer Agent, for any payment check returned to the custodian for insufficient funds.

Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account.  Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder's social security number or other taxpayer identification number, the Company will be required to withhold a percentage, currently 31%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

How To Sell (Redeem) Your Shares

You may sell (redeem) your shares at any time.  You may request the sale of your shares either by mail, by telephone or by wire.

By Mail

Redemption requests should be mailed via U.S. mail or overnight courier service to:

Mutual Shareholder Services, LLC

8869 Brecksville Road, Suite C

Brecksville, Ohio  44141

The redemption price will be the Fund's per share NAV next calculated after receipt of all required documents in “Good Order”.

 “Good Order” means that the request must include:

1.

Your account number;

2.

The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed;

3.

The  signatures of all account owners exactly as they are registered on the account;

4.

Any required signature guarantees; and

5.

Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Payment of redemption proceeds will be made no later than the third business day after the redemption date unless otherwise expressly agreed by the parties at the time of the transaction.

Signature Guarantees

A signature guarantee of each owner is required to redeem shares in the following situations, for all transactions:

•

if you change the ownership on your account;

•

when you want the redemption proceeds sent to a different address than is registered on the account;

•

if the proceeds are to be made payable to someone other than the account's owner(s);

•

for any redemption transmitted by federal wire transfer to your bank; and

•

if a change of address request has been received by the Company or Transfer Agent within 15 days previous to the request for redemption.

In addition, signature guarantees are required for all redemptions of $25,000 or more from any Fund shareholder account.  A redemption will not be processed until the signature guarantee, if required, is received in “Good Order”.

Signature guarantees are designed to protect both you and the Funds from fraud.  You can obtain a signature guarantee from a bank, trust company, member of a national securities exchange or other broker-dealer, or other eligible guarantor institution.  (Notaries public cannot provide signature guarantees.)  Guarantees must be signed by an authorized person at one of these institutions and be accompanied by the words "Signature Guarantee."

Redemptions through Financial Service Organizations

You may redeem shares of a Fund through participating brokers, dealers, and other financial professionals who may charge a separate fee that would be in addition to those imposed by the Fund.  Orders received by securities brokers by 4:00 p.m. Eastern time on any business day and that are in proper form will be processed at the net asset value calculated on that same day provided that the securities broker transmits the order to the Transfer Agent before the close of business, generally by 5:00 p.m. Eastern time.  Please refer to appropriate program materials for any additional special provisions or conditions that may be different from those described in this Prospectus.  Securities brokers and other financial organizations have the responsibility of transmitting redemption orders and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

By Telephone

You may redeem your shares in the Funds by calling the Transfer Agent at 1-800-453-6556 if you elected to use telephone redemption on your Account Application when you initially purchased shares.  Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank.  You may not redeem by telephone if a change of address request has been received by the Company or the Transfer Agent within 15 days previous to the request for redemption.  During periods of substantial economic or market changes, telephone redemptions may be difficult to implement.  If you are unable to contact the Transfer Agent by telephone, shares may be redeemed by delivering the redemption request in person or by mail.  You should understand that with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing.  In addition, interruptions in telephone service may mean that you will be unable to complete a redemption by telephone if desired.

If you purchase your shares by check and then redeem your shares before your check has cleared, a Fund may hold your redemption proceeds until your check clears, or for 15 days, whichever comes first.

By Wire

You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. The Custodian may charge a fee for this service (currently $20).

Redemption At The Option Of The Funds

If the value of the shares in your account falls to less than $500, the Company may notify you that, unless your account is increased to $500 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption.  You will have thirty days after notice to bring the account up to $500 before any action is taken.  This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts.  This right of redemption shall not apply if the value of your account drops below $500 as the result of market action.  The Company reserves this right because of the expense to the Funds of maintaining very small accounts.

How To Exchange Your Shares

You may exchange some or all of your shares in a Fund with any other Fund identified in this Prospectus.  When you exchange shares, you are really selling shares of one Fund and buying shares of another Fund, and therefore are subject to the terms and conditions for buying and selling shares described elsewhere in this Prospectus. Please note that an exchange may have tax consequences for you.

You may exchange your shares on any business day by contacting us directly by mail or telephone, if the telephone option has been authorized. You may also exchange shares through your financial institution. If you establish a new account by exchange, the exchanged shares must have a minimum value of $500. All subsequent exchanges must have a minimum value of $50 per Fund.  If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from the date of purchase).

There is currently no fee for exchanges, however, a Fund may change or terminate this privilege at any time. Broker-dealers may charge you a fee for handling exchanges.  The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds do not permit excessive trading or market timing. Excessive purchases, redemption, or exchanges of Fund shares disrupt portfolio management and drive Fund expenses higher.

DISTRIBUTION ARRANGEMENTS

Sales Charges

Certain purchases qualify for a reduced sales charge, according to the schedule below.   In addition, certain the sales charge may be waived for certain purchasers.  Please the section entitled “Purchasing and Redeeming Shares” in the SAI for information.

Amount of Investment	Initial Sales Charge as % of:		Dealer Reallowance as % of: Public Offering Price
	Public Offering Price Net Amount Invested
Less than $50,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	4.00%	4.17%	3.25%
$100,000 but less than $250,000	3.25%	3.36%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	1.50%	1.52%	1.00%
$1,000,000 or more	None	None	None

Under certain circumstances, Pinnacle Investments, Inc., the Underwriter, may increase or decrease the reallowance to dealers. Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933. The Underwriter retains the entire initial sales charge on all direct initial investments in the Funds and on all investments in accounts with no designated dealer of record.

Distribution Plans

Each Fund has adopted a Plan of Distribution Pursuant to Rule 12b-1 under the 1940 Act (the "Plan") that allows the Fund to pay for the sale and distribution of its shares. Pursuant to each Plan, the Fund pays the Adviser a monthly fee for shareholder servicing expenses of 0.25% per annum of the Fund's average daily net assets.  The Adviser may, in turn, pay such fees to third parties for eligible services provided by those parties to the Fund.

You should also be aware that as a result of the 12b-1 Plans, if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers due to the recurring nature of Distribution (12b-1) fees.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to distribute to shareholders, at least annually, usually in December, substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of each Fund at net asset value unless the shareholder has requested in writing to have them paid by check. You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent at the address shown above.

The Funds’ net investment income is made up of dividends received from the stocks they hold, as well as interest accrued and paid on any other obligations that might be held in the portfolio. The Funds realize capital gains when they sell a security for more than they paid for it.  The Funds may make distributions of their net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year.

TAX CONSIDERATIONS

Each Fund intends to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders.  To qualify as a regulated investment company, the Funds must, among other things, derive at least 90% of their gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, and distribute substantially all of such income to its shareholders at least annually.

Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in a Fund have been held.  Distributions are taxable, whether received in cash or reinvested in shares of a Fund.

You will be advised annually of the source of distributions for federal income tax purposes.

If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the Funds may be required to withhold federal income tax at the rate of 31% (backup withholding) from your dividend, capital gain and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income.

Taxable distributions generally are included in your gross income for the taxable year in which they are received.  However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Funds during the following January.

Distributions by each Fund will result in a reduction in the fair market value of the Fund's shares.  Should a distribution reduce the fair market value below your cost basis, such distribution would be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.  In particular, you should be careful to consider the tax implications of buying shares of the Funds just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that you may receive a return of investment upon distribution which will, nevertheless, be taxable.

A redemption or exchange of shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Funds.

PRIVACY STATEMENT

Protecting your personal information is a priority for the Funds and our privacy policy has been designed to support this objective.  The Funds may collect non-public personal information from you in the following ways:

1.

From information provided by you on applications or other forms submitted to the Funds or to the Transfer Agent; and

2.

From information arising from your investment in the Funds.

The Funds utilize electronic, procedural and physical controls in keeping with industry standards and procedures.  For example, the Funds authorize access to your personal and account information on a “needs information only” basis to personnel utilizing this information to provide products or services to you.

The Funds do not disclose any non-public personal information about you, except as permitted or required by law.  For example, the Funds have entered into arrangements with the Adviser to provide investment advisory, administrative and other services, and the Funds may disclose information about you or information that you have provided to the Fund to the Adviser in connection with the Adviser’s responsibilities to the Fund.

FINANCIAL HIGHLIGHTS

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each Fund for the period of each Fund’s operation. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates, CPA's, Inc., whose report, along with each Fund's financial statements, are incorporated by reference into the Funds’ Statement of Additional Information and are included in the Funds’ 2002 Annual Report to Shareholders, which is available upon request.

Per Share Operating Performance (for a share outstanding throughout the period) For the Fiscal Years Ended August 31

	Value Fund	Value Fund	Value Fund		Dividend Growth Fund
	2002	2001	2000(a)		2002(b)
Net Asset Value -
Beginning of Period	$ 12.70	$ 11.91	$ 10.00		$ 10.00
Net Investment Income (Loss)	(0.05)	0.01	0.07		0.04
Net Gains or Losses on Securities
(realized and unrealized)	(1.56)	0.83	1.84		(0.93)
Total from Investment Operations	(1.61)	0.84	1.91		(0.89)
Distributions
(from net investment income)	0.00	(0.04)	0.00		0.00
(from capital gains)	0.00	(0.01)	0.00		0.00
Total from Distributions	0.00	(0.05)	0.00		0.00
Net Asset Value -
End of Period	$ 11.09	$ 12.70	$ 11.91		$ 9.11

Total Return	(12.68)%	7.18%	19.10%	(c)	(8.90)%	(c)
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	1833	1919	1032		390

Ratio of Expenses to Average Net Assets	1.65%	1.65%	1.65%	(d)	1.65%	(d)
Ratio of Net Income to Average Net Assets	(0.41)%	0.06%	1.02%	(d)	0.88%	(d)
Portfolio Turnover Rate	50.34%	69.81%	64.07%	(d)	0.00%	(d)

(a)

From commencement of operations on December 30, 1999 to August 31, 2000

(b)

From commencement of operations on January 3, 2002 to August 31, 2002

(c)

For a period of less than one year, total return is not annualized

(d)

Annualized

FOR MORE INFORMATION

Additional information about the Funds is available in the Funds’ Statement of Additional Information (SAI). The SAI contains more detailed information on all aspects of the Funds.  A current SAI, dated December 31, 2002, has been filed with the SEC and is incorporated by reference into this prospectus.  You may also request a copy of the Fund’s latest audited annual report, dated August 31, 2002.

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual report(s) to shareholders.  In the Funds’ annual report(s), you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

To receive information concerning the Funds, or to request a copy of the SAI, annual or semi-annual report, or other documents relating to the Funds, please contact the Funds at:

Electric City Funds, Inc.

c/o Mutual Shareholder Services, Inc.

8869 Brecksville Road, Suite C

Brecksville, Ohio 44141

1-800-453-6556

A copy of your requested document(s) will be sent to you free of charge within three business days of your request.

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds is also available on the SEC’s EDGAR database at the SEC’s web site (http://www.sec.gov ).  Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

The Funds’ Investment Company Act File No. is:

811-9523

112 Erie Boulevard

Schenectady, New York 12305

Phone (518) 370-0289

Toll Free (800) 453-6556

www.electriccityfunds.com

STATEMENT OF ADDITIONAL INFORMATION

Dated December 31, 2002

ELECTRIC CITY FUNDS, INC.

(the “Company”)

112 Erie Boulevard

Schenectady, New York 12305

1-800-453-6556

Electric City Value Fund

Electric City Dividend Growth Fund

Each a Series of the Company

(the “Funds”)

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Funds’ Prospectus dated December 31, 2002. The Funds' Annual Report to Shareholders is incorporated by reference in this SAI. You may obtain a copy of the Prospectus and the Funds’ report to shareholders, free of charge, by writing to Electric City Funds, Inc. c/o Mutual Shareholder Services, 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141 or by calling 1-800-453-6556.

GENERAL INFORMATION

TABLE OF CONTENTS

Management of the Funds

Investment Policies and Restrictions

Investment Adviser

Directors and Officers

Performance Information

Purchasing and Redeeming Shares

Tax Information

Portfolio Transactions

Custodian

Transfer Agent

Administration

Distributor

Independent Accountants

Legal Counsel

Distribution Plan

Financial Statements

MANAGEMENT OF THE FUNDS

Electric City Funds, Inc. an open-end management investment company, was incorporated in Maryland on August 6, 1999.  The affairs of the Company are managed by a Board of Directors which approves all significant agreements between the Company and the persons and companies that furnish services to the Funds, including agreements with the Funds’ custodian, transfer agent, investment adviser and administrator.  All such agreements are subject to limitations imposed by state and/or federal securities laws, and to the extent that any such contract may contradict such statutes, the contract would be unenforceable.  The day-to-day operations of the Funds are delegated to Mohawk Asset Management, Inc. (the “Adviser”).

The Company’s Articles of Incorporation permit the Board of Directors to issue 100,000,000 shares of common stock. The Board of Directors has the power to designate one or more series of shares of common stock (each a "series" or “Fund”), each of which may offer separate classes of shares, and to classify or reclassify any unissued shares with respect to such series.  Currently, the Company offers the following Funds:

Electric City Value Fund (“Value Fund”); and

Electric City Dividend Growth Fund (“Dividend Growth Fund”)

Both Funds are diversified open-end management investment companies.

Shareholders of each Fund are entitled:

(i)

to one vote per full share;

(ii)

to such distributions as may be declared by the Company’s Board of Directors with respect to that Fund out of funds legally available; and

(iii)

upon liquidation, to participate ratably in the assets of that Fund available for distribution.

There are no conversion or sinking fund provisions applicable to the shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable at any time upon demand and are fully transferable. All shares issued and sold by the Funds will be fully paid and nonassessable.

Privacy Policy

Protecting your personal information is a priority for the Funds and our privacy policy has been designed to support this objective.  The Funds may collect non-public personal information from you in the following ways:

1.

From information provided by you on applications or other forms submitted to the Funds or to the Transfer Agent; and

2.

From information arising from your investment in the Funds.

The Funds utilize electronic, procedural and physical controls in keeping with industry standards and procedures to protect your privacy.  For example, the Funds authorize access to your personal and account information on a “needs information only” basis to personnel utilizing this information to provide products or services to you.

The Funds do not disclose any non-public personal information about you, except as permitted or required by law.  For example, the Funds have entered into arrangements with the Adviser to provide investment advisory, administrative and other services, and a Fund may disclose to the Adviser information about you or information that you have provided to the Fund in connection with the Adviser’s responsibilities to the Fund.

Code of Ethics

The Board of Directors of the Company has approved a Code of Ethics (the “Code”) for the Funds and the Adviser.   The Code governs the personal trading activities of persons who may have knowledge of the investment activities of the Funds, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Funds.  The Board is responsible for overseeing the implementation of the Code.

INVESTMENT POLICIES AND RESTRICTIONS

The Funds’ investment objectives and the manner in which the Funds pursue their investment objectives are generally discussed in the prospectus. This section provides additional information concerning the Funds’ investments and investment restrictions.

The Funds are diversified, meaning that as to 75% of the Fund’s assets (valued at the time of investment), the Fund will not invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities, thereby reducing the risk of loss.  The Value Fund and Dividend Growth Fund normally will invest at least 65% and 85%, respectively, of their total assets in common stock and securities convertible into common stock.  The Funds may invest the remainder of their assets in a variety of other securities. Under adverse market conditions the Dividend Growth Fund may invest exclusively in cash and cash equivalents on a temporary basis.  The complete list of securities in which the Funds may ordinarily invest is listed below, along with any restrictions on such investments, and, where necessary, a brief discussion of any risks unique to the particular security.

Foreign Securities. The Value Fund may invest in the common stock of foreign issuers and the Dividend Growth Fund may invest up to 15% of its assets in the common stock of foreign issuers, whether traded on U.S. exchanges or foreign exchanges.  The Funds may also invest in foreign securities in the form of American Depository Receipts (ADRs). The Funds will only invest in ADRs that are issuer-sponsored.  Sponsored ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.  The Funds will not invest in “emerging market” countries, and investing in foreign securities is not a principal strategy for the Funds.

Preferred Stock. The Funds may invest, without limitation, in preferred stock.  Preferred stock generally pays dividends at a specified rate and generally has preference over common stock in the payments of dividends and the liquidation of the issuer's assets.  Dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Accordingly, shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are also sensitive to changes in interest rates and in the issuer's creditworthiness.  Accordingly, the Funds shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer’s credit rating.

Real Estate Investment Trusts. The Funds may invest in real estate investment trusts (REITs). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from such REITs in its distribution to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.  A return of capital means that assets of the Fund have been returned to the Fund as cash and must be re-invested in other securities.  There is a risk that the re-invested asset may be invested at lower rates of return than were previously invested.  However, a return of capital is not a distribution for tax purposes.  The Fund will not invest more than 10% of its assets in REITS.  Fund shareholders will indirectly be subject to management and other fees charged by the REITS in which the Fund invests due to duplicative fees charged by the REITS to their shareholders.

Options. The Funds may occasionally invest in options contracts to decrease its exposure to the effects of changes in security prices, to hedge securities held, to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when an options contract is priced more attractively than the underlying security or index.

The Funds may write (i.e. sell) puts and covered call options, and may purchase put and call options, on equity securities traded on a United States exchange or nationally recognized over-the-counter market.  The Funds may also enter into such transactions on Indexes.   Options contracts can include long-term options with durations of up to three years.  You should be aware that the SEC views over-the-counter options and any assets used to collateralize such options as “illiquid” securities.

The Fund may enter into these transactions so long as the value of the underlying securities on which options contracts may be written at any one time does not exceed 100% of the net assets of the Fund, and so long as the initial margin required to purchase options contracts does not exceed five percent (5%) of the Fund’s total net assets.  When writing covered call options or selling puts, to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its custodian consisting of the underlying securities upon which the option was written, cash, cash equivalents, U.S. Government securities or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions for the duration of the transaction.

The primary risks associated with the use of options are: (1) imperfect correlation between a change in the value of the underlying security or index and a change in the price of the option or futures contract, and (2) the possible lack of a liquid secondary market for an options or futures contract and the resulting inability of each Fund to close out the position prior to the maturity date.  Investing only in those contracts whose price fluctuations are expected to resemble those of each Fund’s underlying securities will minimize the risk of imperfect correlation.

Debt Securities. The Funds may invest in corporate or U.S. Government debt securities including zero coupon bonds.  Corporate debt securities may be convertible into preferred or common stock. In selecting corporate debt securities for the Fund, the Adviser reviews and monitors the creditworthiness of each issuer and issue. U.S. Government securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities.  The market value of such securities fluctuates in response to interest rates and the creditworthiness of the issuer.  In the case of securities backed by the full faith and credit of the United States Government, shareholders are only exposed to interest rate risk. Not all securities issued by agencies of the United States government are backed by the full faith and credit of the U.S. Government.

Zero coupon bonds do not provide for cash interest payments but instead are issued at a discount from face value. Each year, a holder of such bonds must accrue a portion of the discount as income. Because issuers of zero coupon bonds do not make periodic interest payments, their prices tend to be more volatile than other types of debt securities when market interest rates change.

Credit Risk- A debt instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt at maturity. The lower the credit rating the greater the risk that the security’s issuer will default. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security.  The Funds may invest in securities that carry a wide range of credit risk, from U.S. Government debt instruments that carry almost no credit risk to high-yield corporate securities that carry considerable credit risk.

Interest Rate Risk- All debt securities face the risk that their principal value will decline because of a change in interest rates.  Generally, investments subject to interest rate risk will decrease in value when interest rates rise and will rise in value when interest rates decline.  Also, longer-term securities are more sensitive to interest rates changes than short-term securities.

Unaffiliated Mutual Funds. The Funds may invest in securities issued by other registered investment companies (mutual funds). As a shareholder of another registered investment company, the Fund would bear its pro rata portion of that company's advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund's shareholders due to the duplicative fees charged by the investment companies to shareholders of those securities.  The Fund may invest in such instruments to the extent that such investments are consistent with the Investment Company Act of 1940.

Repurchase Agreements. The Funds may invest a portion of its assets in repurchase agreements (“Repos”) with broker-dealers, banks and other financial institutions, provided that the Fund’s custodian always has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities.  In a Repo, the Fund purchases securities subject to the seller’s simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price.  The repurchase price reflects an agreed-upon interest rate during the time of investment.  All Repos entered into by the Fund must be collateralized by U.S. Government securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund. If an institution with whom the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund’s ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation.  To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy.  You should be aware that these types of investments are considered “loans” under the Investment Company Act of 1940, as amended.

Cash Reserves. The Funds may hold up to 10% of their net assets in cash to maintain liquidity.

Restricted and Illiquid Securities.  The Funds will not invest more than 15% of its net assets in securities that the Adviser determines, under the supervision of the Board of Directors, to be illiquid.  Illiquid securities are securities that may be difficult to sell promptly at an acceptable price because of lack of available market and other factors. The sale of some illiquid securities may be subject to legal restrictions.  Additionally, the Value Fund will not invest more than 15% of its assets in illiquid and/or restricted securities. Because illiquid and restricted securities may present a greater risk of loss than other types of securities, the Fund will not invest in such securities in excess of the limit set forth above.

When-Issued Securities and Delayed-Delivery Transactions. The Funds may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed-delivery.  These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date.  The Fund may enter into such transactions when, in the Adviser’s opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable.  The Fund has not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its Custodian consisting of cash, cash equivalents, U.S. Government Securities or other high-grade liquid debt securities, denominated in U.S. dollars, in an amount equal to the aggregate fair market value of its commitments to such transactions.

The complete list of the Funds’ investment restrictions is as follows:

The Funds will not:

1.

To the extent of 75% of its assets (valued at time of investment), invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities;

2.

Acquire securities of any one issuer that at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3.

Invest 25% or more of its assets (valued at time of investment) in securities of companies in any one industry;

4.

Borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 20% of the value of the Fund assets at the time of borrowing and the Dividend Growth Fund will not purchase new securities during any period when the Fund’s borrowings exceed 5% of its total assets;

5.

Underwrite the distribution of securities of other issuers, or acquire  "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933;

6.

Make margin purchases;

7.

Invest in companies for the purpose of management or the exercise of control;

8.

Lend money (but this restriction shall not prevent a Fund from investing in debt securities or repurchase agreements, or lend its portfolio securities).

9.

Invest in oil, gas or other mineral exploration or development programs, although it may invest in marketable securities of companies engaged in oil, gas or mineral exploration;

10.

Purchase or sell real estate or real estate loans or real estate limited partnerships, although it may invest in marketable securities of companies that invest in real estate or interests in real estate.

11.

Issue senior securities.

12.

Invest in commodities, or invest in futures or options on commodities.

Restrictions 1 through 12 listed above are fundamental policies, and may be changed only with the approval of a "majority of the outstanding voting securities" of the applicable Fund as defined in the Investment Company Act of 1940.

The Funds may borrow up to 20% of its net assets for emergency purposes.  Borrowing money can result in an opportunity for leveraging of the Funds’ assets.  This means that the Funds could, in theory, invest in more securities than the Funds had in investable cash by using borrowed money for investing.  If the Funds employed such a strategy, the Funds would incur significantly greater risks.  The Funds will not borrow to leverage.  They will only borrow to meet extraordinary redemption requests.

The Funds have also adopted the following restrictions that may be changed by the Board of Directors without shareholder approval:

Each Fund may not:

a.

Invest more than 25% of its assets (valued at time of investment) in securities of issuers with less than three years' operation (including predecessors);

b.

Invest more than 15% of its net assets in securities that are not readily marketable;

c.

Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and (b) where acquisition results from a dividend or merger, consolidation or other reorganization.

d.

Purchase more than 3% of the voting securities of any one investment company;

e.

Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 20% of its total assets at cost;

f.

Invest more than 5% of the Fund's assets (valued at time of investment) in initial margin deposits for options contracts.

INVESTMENT ADVISER

Information on the Funds’ investment adviser, Mohawk Asset Management, Inc., is set forth in the prospectus.  This section contains additional information concerning the Adviser.

The Investment Advisory Agreement

The Adviser manages the investment portfolio and the general business affairs of the Funds pursuant to separate investment advisory agreements with each Fund (the “Agreements”).  Mr. James W. Denney is portfolio manager for the Funds.

Under the terms of the Agreements, the Adviser manages the investment operations of the Funds in accordance with the Funds’ investment policies and restrictions. The Adviser furnishes an investment program for the Funds, determines what investments should be purchased, sold and held, and makes changes on behalf of the Company in the investments of the Funds.  At all times the Adviser’s actions on behalf of the Funds are subject to the overall supervision and review of the Board.

Messrs. James W. Denney and Bill R. Werner are officers of the Adviser and officers and Directors of the Funds.  Accordingly, each of those persons is considered an “affiliated person”, (as that term is defined in the Investment Company Act of 1940, as amended (the 1940 Act)) of the Funds and the Adviser. In addition, Mr. Denney controls the Adviser based on his ownership of the majority of shares of the Adviser.

For investment advisory services to each Fund pay to the Adviser, on the last day of each month, an annualized fee equal to 0.95% of average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Funds.  For the fiscal years ending August 31, 2000, 2001, and 2002 respectively, Value Fund paid $2,692, $12,932 and $18,029 in investment advisory fees to the Adviser.  For the period from January 3, 2002 through August 31, 2002, Dividend Growth Fund paid investment advisory fees of $1,384 to the Adviser.

The Operating Services Agreement

The Company has also entered into an Operating Services Agreement with the Adviser on behalf of each Fund (“Services Agreements”).  Under the terms of the Services Agreements, the Adviser provides, or arranges to provide, day-to-day operational services to the Funds including, but not limited to the following services:

1.  accounting

6.  custodial

2.  administrative

7.  fund share distribution

3.  legal (except litigation)

8.  shareholder reporting

4.  dividend disbursing and transfer agent

9.  sub-accounting, and

5.  registrar

10. record keeping

Under the Services Agreements, the Adviser may, with the Company’s permission, employ third parties to assist it in performing the various services required of the Funds.  The Adviser is responsible for compensating such parties.

For its administrative and other services to the Fund, each Fund pays to the Adviser, on the last day of each month, an annualized fee equal to 0.75% of average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Fund.  For the fiscal years ending August 31, 2000, 2001, and 2002 respectively, Value Fund paid $1,984, $9,530 and $13,285 in servicing fees to the Adviser.  For the period from January 3, 2002 through August 31, 2002, Dividend Growth Fund paid servicing fees of $1,019 to the Adviser. The servicing fee that the Funds paid to the Adviser during those periods was based on an administrative fee rate of .70%.  Effective December 31, 2002, the administrative fee rate is .75%.

Board Considerations in Approving the Investment Advisory Agreement

In approving the Investment Advisory Agreement with respect to each Fund, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Investment Advisory Agreements.  The principal areas of review by the Directors were the nature and quality of the services provided by the Advisor and the reasonableness of the fees charged for those services.  The Directors' evaluation of the quality of the Advisor's services took into account their knowledge and experience gained through meetings with and reports of the Adviser over the course of the prior year and preceding periods.  Both short-term and long-term investment performance of the Funds were considered and compared to their respective performance benchmarks.

The Directors also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds’ other service providers were considered. The Directors also considered the business reputation of the Adviser. The Directors considered information provided by the Advisor concerning the Advisor's profitability with respect to the Funds.  The Directors took into account the Adviser's trading and soft dollar arrangements and amounts.

DIRECTORS AND OFFICERS

The Board of Directors has overall responsibility for conduct of the Company’s affairs. The day-to-day operations of the Funds are managed by the Adviser, subject to the bylaws of the Company and review by the Board of Directors. The directors of the Company, including those directors who are also officers, are listed below.  The officers of the Company are elected by the Board of the Company at an annual or other meeting of the Board to serve until their successors are elected and qualified. The business address of each director is:

Electric City Funds

112 Erie Boulevard

Schenectady, New York 12305

The Board has an audit committee consisting of Mr. Condon, Mr. Jurczynski and Ms. Elwell.  The audit committee meets at least annually with the independent accountants and executive officers of the Funds.  The audit committee reviews, among other matters, the accounting principles being applied by the Funds in financial reporting, the scope and adequacy of internal controls, and the responsibilities and fees of the independent accountants.  The recommendations of the audit committee are reported to the full Board.  The Board of Directors has adopted a written charter for the audit committee.

The Board of Directors met three times during the Funds’ last fiscal year.  Each of the directors attended all of the meetings.  The audit committee met once during the last fiscal year.

Name & Age	Position(s) Held with the Funds	Term of Office & Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTORS	Director, President of the Company, Chairman of the Board of Directors	Each Director serves for an indefinite period of time. Mr. Denney has served as a Director since 1999	President of Mohawk Asset Management, Inc., a registered investment adviser, since 1995. Registered principal of B/D Holdings, Inc., a broker/dealer firm, from April, 2001 to present. Registered Principal of Milestone Financial Services, Inc., a broker/dealer firm, from July 1998 to April, 2001. Registered Principal, Linsco/Private Ledger, from August, 1992 to July, 1998.	2	IFS International Holdings
Mr. James W. Denney (37)
Mr. Bill R. Werner (39)	Director, Secretary	Each Director serves for an indefinite period of time. Mr. Werner has served as a Director since 1999	Partner, General Manager, Dillinger Stairbuilding Company, Fairview, NJ, a contracting firm, since 1985. Vice President of Mohawk Asset Management since September, 1999.	2	None
INDEPENDENT DIRECTORS	Independent Director	Each Director serves for an indefinite period of time. Mr. Condon has served as a Director since 1999	Owner of RadioAlbany.com since February, 2000. Public Affairs Director, Albany Broadcasting Company. Employed by that company since 1969.	2	None
Mr. Joseph D. Condon (55)
Honorable Albert P. Jurczynski (46)	Independent Director	Each Director serves for an indefinite period of time. Mr. Jurczynski has served as a Director since 1999	Mayor, City of Schenectady, since 1996.	2	None
Ms. Kimberleigh Elwell (35)	Independent Director	Each Director serves for an indefinite period of time. Ms. Elwell has served as a Director since 2000	Vice President, Business & Professional Banking, M&T Bank, Albany, NY, since 1999. Commercial Loan Officer, Albank FSB, Albany, NY from 1989 to 1999.	2	None

Director Compensation

Mr. Denney and Mr. Werner do not receive any compensation from the Funds for serving as directors or officers.  The Independent Directors receive a fee of $150 per meeting attended. The Independent Directors received the following fees for their services as Fund directors during fiscal 2002. The Funds do not offer pension or retirement plans.

(1)	(2)(a)	(2)(b)	(3)
Name of Person/Position	Aggregate Compensation from Value Fund	Aggregate Compensation from Dividend Growth Fund	Total From Fund Complex Paid to Directors
Joseph D. Condon, Director	$600	$0	$600
Kimberleigh Elwell, Director	$600	$0	$600
Albert P. Jurczynski, Director	$600	$0	$600

Shareholdings

As of December 31, 2001, the Directors had the following shareholdings in the Funds.

(1)	(2)(a)	(2)(b)	(3)
Name of Director or Nominee	Dollar Range of Equity Securities in Value Fund	Dollar Range of Equity Securities in Dividend Growth Fund*	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director in Family of Funds
James W. Denney	$1 - $10,000	N/A	$1 - $10,000
Bill R. Werner	$50,000 - $100,000	N/A	$50,000 - $100,000
Joseph D. Condon	$1 - $10,000	N/A	$1 - $10,000
Kimberleigh Elwell	None	N/A	None
Albert P. Jurczynski	$1 - $10,000	N/A	$1 - $10,000

* The Dividend Growth Fund commenced operations on January 3, 2002.

Control Persons and Principal Holders

As of November 30, 2002, the following shareholders own more than 5% and 25% of outstanding shares of the fund listed in the table below.   A shareholder who owns more than 25% of the outstanding voting securities of a fund may be considered to be a control person, as that term is defined in the Investment Company Act of 1940.  Control persons may have greater voting power than other shareholders in connection with matters that affect the fund which are proposed to shareholders in proxy statements.

Fund	Shareholder’s Name and Address	Percentage Ownership in the Fund
Value	National Investors Services Corp.(1) 55 Water Street, 32nd Floor, New York, NY 10041	78.39%
Dividend Growth	National Investors Services Corp.(1) 55 Water Street, 32nd Floor, New York, NY 10041	85.19%
Dividend Growth	Bill R. Werner IRA(2) 441 Chestnut Street, Ridgefield, NJ 07657	10.15%

(1)

National Investors Services Corp. is a broker-dealer that holds shares of the Funds for the benefit of clients of registered  investment advisers, including clients of Mohawk Asset Management, Inc., the Funds’ Adviser, that have purchased shares of the Fund, and also holds shares for the benefit of its other clients.

(2)

Bill R. Werner is an interested director of the Funds.

Management Ownership

As of November 30, 2002, the officers and directors of Value and Dividend Growth funds owned, as a group, 1.34% and 10.15%, respectively, of the Funds’ outstanding shares.

PERFORMANCE INFORMATION

From time to time the Funds may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return Percentage for the period.

Total Return (Before Taxes)

The total return (before taxes) of a Fund refers to the average annual compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period.

The calculation assumes the maximum sales load of 4.75%, which went into effect as of the date of this SAI, is deducted from the initial $1,000 payment and assumes all distributions by the Fund are reinvested in the Fund at the price stated in the Prospectus on the reinvestment dates during the period.

Based on the foregoing assumptions, the average annual total return (before taxes) for each Fund for the periods ended August 31, 2002 were as follows:

                                Total Return Before Taxes

Fund

  One Year         Since Inception*

Value Fund

  -12.68%               4.15%

Dividend Growth Fund

     N/A                -13.27% (annualized)

*    Value Fund and Dividend Growth Fund commenced operations on December 30, 1999 and January 3, 2002, respectively.

Total Return After Taxes on Distributions

The total return after taxes on distributions  refers to the average annual  compounded  rate of return,  taking into  account  the  tax  impact  of Fund  dividends  and  distributions  made to shareholders, of a hypothetical   investment  for  designated  time  periods (including  but not  limited  to,  the date on which that Fund commenced operations through the specified date),  assuming no liquidation of the investment at the end of each period.

The calculation assumes that the maximum sales charge of 4.75%, which went into effect as of the date of this SAI, is deducted from the initial $1,000 investment and that all distributions by the Funds are reinvested in the Funds, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions).  The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital).  Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.).  Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not factored into the calculation.

Based on the foregoing, the average annual total return (after taxes on distributions) for each Fund for the periods ended August 31, 2002 were as follows:

               Total Return After Taxes on Distributions

Fund

  One Year         Since Inception*

Value Fund

  -12.68%               4.07%

Dividend Growth Fund

     N/A                -13.27% (annualized)

*   Value Fund and Dividend Growth Fund commenced operations on December 30, 1999 and January 3, 2002, respectively.

Total Return After Taxes on Distributions and Redemptions

The total return after taxes on distributions and redemptions refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the date on which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period.

The calculation assumes that the maximum sales charge of 4.75%, which went into effect as of the date of this SAI, is deducted from the initial $1,000 investment and that all distributions by the Funds are reinvested in the Funds, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions).  The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital).  Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.).  Taxes due on redemptions by shareholders are calculated by subtracting  the capital gains taxes  resulting from the  redemption and adding the tax benefit from capital losses resulting from the redemption.  Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not factored into the calculation.

Based on the foregoing, the average annual total return (after taxes on distributions and redemptions) for each Fund for the periods ended August 31, 2002 were as follows:

                                Total Return After Taxes on

                               Distributions and Redemptions

Fund

  One Year         Since Inception*

Value Fund

    -7.72%                 3.30%

Dividend Growth Fund

     N/A                  -10.67% (annualized)

Value Fund and Dividend Growth Fund commenced operations on December 30, 1999 and January 3, 2002, respectively.

Yield

The Funds may advertise performance in terms of a 30-day yield quotation.  The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

Each Fund’s yields will vary from time to time depending upon market conditions, the composition of the Fund’s portfolio and each Fund’s operating expenses.  These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund’s yields to other investment companies' and other investment vehicles' yields.  Yield should also be considered relative to changes in the value of a Fund’s shares and to the relative risks associated with the investment objectives and policies of the Funds.

For the 30-day period ended August 31, 2002, Value Fund’s yield was 0.00% and Dividend Growth Fund’s yield was 1.69%.  At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in the Funds are specifically advised that share prices, expressed as the net asset values per share, and yields will vary. An investor must consider yield in conjunction with share price to fully understand a fund’s Total Return.

Portfolio Turnover

For the fiscal year ending August 31, 2002, the Value Fund’s and Dividend Growth Fund’s annual portfolio turnover rates were 50.34% and 0.00%, respectively. For the fiscal year ending August 31, 2001, Value Fund’s turnover was 69.81%.

Performance Comparisons

In reports or other communications furnished to current or prospective shareholders, or in advertising material, the Funds may describe general economic and market conditions affecting the Funds and may also compare their performance to one or more appropriate indices.  The Funds may from time to time also include total return and yield and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Morningstar, the Investment Company Institute and other similar services as having similar investment objectives as the Funds.

Each Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses.  Although information such as that shown above is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

PURCHASING AND REDEEMING SHARES

The Funds are open for business on each day that the New York Stock Exchange ("NYSE") is open.  The Funds’ share price or net asset value per share ("NAV") is normally determined as of 4:00 p.m., New York time.  The Funds’ share price is calculated by subtracting its liabilities from the closing fair market value of their total assets and dividing the result by the total number of shares outstanding on that day.  Fund liabilities include accrued expenses and dividends payable, and their total assets include the market value of the portfolio securities as well as income accrued but not yet received.

Securities traded on security exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair market value as determined in good faith by the Adviser, subject to the review and supervision of the board of directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

Sales Charges

Amount of Investment	Initial Sales Charge as % of:		Dealer Reallowance as % of: Public Offering Price
	Public Offering Price Net Amount Invested
Less than $50,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	4.00%	4.17%	3.25%
$100,000 but less than $250,000	3.25%	3.36%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	1.50%	1.52%	1.00%
$1,000,000 or more	None	None	None

Under certain circumstances, the Underwriter may increase or decrease the reallowance to dealers. Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933.  The Underwriter retains the entire initial sales charge on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

Reduced Initial Sales Charge

You may use the Right of Accumulation to combine the cost or current net asset value (whichever is higher) of your existing Fund shares with the amount of your current purchases in order to take advantage of the reduced  initial sales charges set forth in the table above.  Purchases made pursuant to a Letter of Intent may also be eligible for the reduced initial sales charges. The minimum initial investment under a Letter of Intent is $10,000.  You should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

Purchases At Net Asset Value

You may purchase shares of each Fund at net asset value when the payment for your investment represents the proceeds from the redemption of shares of any other mutual fund which has an initial sales charge. Your investment will qualify for this provision if the purchase price of the shares of the other fund included an initial sales charge and the proceeds were redeemed from the other fund no more than sixty days prior to your  purchase of shares of a Fund. To make a purchase at net asset value pursuant to this provision, you must submit photocopies of the confirmations (or similar evidence) showing the purchase and redemption of shares of the other fund. Your payment may be made with the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the Fund. The redemption of shares of the other fund is, for federal income tax purposes, a sale on which you may realize a gain or loss.  These provisions may be modified or terminated at any time. Contact your securities dealer or the Transfer Agent for further information.

Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may also purchase shares of each Fund at net asset value. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at net asset value.  Federal and state credit unions may also purchase shares at net asset value.

In addition, shares of the Funds may be purchased at net asset value by broker-dealers who have a sales agreement with the Underwriter, and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

Clients of investment advisers and financial planners may also purchase shares of each Fund at net asset value if their investment adviser or financial planner has made arrangements to permit them to do so with the Funds and the Underwriter. The investment adviser or financial planner must notify the Fund that an investment qualifies as a purchase at net asset value.

Trustees, directors, officers and employees of the Funds, the Adviser, the Underwriter or the Transfer Agent, including members of the immediate families of such individuals and employee benefit plans established by such entities, may also purchase shares of the Funds at net asset value.

Automatic Investment Plan

You may purchase shares of the Funds through an Automatic Investment Plan.  The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Funds.  You can take advantage of the plan by filling out the Automatic Investment Plan application included with the prospectus.  You may only select this option if you have an account maintained at a domestic financial institution which is an Automated Clearing House (“ACH”) member for automatic withdrawals under the plan.  The Funds may alter, modify, amend or terminate the Plan at any time, but will notify you at least thirty (30) days beforehand if they do so.  For more information, call the Transfer Agent at 1-800-453-6556.

Redemptions

Redemptions from the Funds are made at NAV.  You may redeem your shares on any day that a Fund is open for business.  Your redemption price will be the next NAV calculated after your redemption request has been received.

TAX INFORMATION

Each Fund intends to qualify as a regulated investment company under SubChapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities.

If a Fund qualifies as a regulated investment company and distributes at least 90% of its net investment income, the Fund will not be subject to Federal income tax on the income so distributed.  However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.  If a Fund does not qualify as a regulated investment company, it will be subject to normal corporate tax rules.

Each Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Dividends from investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held.  Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder's cost. However, for federal income tax purposes the original cost would continue as the tax basis.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income.

Taxation of the Shareholder

Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received.  However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by each Fund will result in a reduction in the fair market value of the Fund's shares.  Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.  In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  Each investor should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

Dividends

A portion of a Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund's income is derived from qualifying dividends.  Because a Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from such Fund that qualifies for the deduction generally will be less than 100%. Each Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividends received deductions.

A portion of a Fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation.  Short-term capital gains are distributed as dividend income.  Each Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

Capital Gain Distribution

Long-term capital gains earned by the Fund from the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.  Short-term capital gains distributed by the Fund are taxable to shareholders as dividends, not as capital gains.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Funds are made by the Adviser subject to review by the Board of Directors. When the Adviser places orders for the purchase and sale of portfolio securities for a Fund and buys and sells securities for a Fund, it is anticipated that such transactions will be effected through a number of brokers and dealers.  The Adviser intends to use its best efforts to obtain for the Funds the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions as described below.  In seeking the most favorable price and execution, the Adviser considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

Transactions on stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. These commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.  Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

For many years, it has been a common practice in the investment advisory business for advisers of investment companies and other investors to receive research, statistical and quotation services from broker-dealers which execute portfolio transactions for the adviser's clients.  Consistent with this practice, the Adviser may receive research, statistical and quotation services from broker-dealers with which the Funds' portfolio transactions are placed (including certain transactions in over-the-counter markets).  These services, which in some instances could also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.  Some of these services may be of value to the Adviser in advising various clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds.  The management fees that the Funds pay to the Adviser are not reduced because they receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act") and the Investment Advisory Agreements, the Adviser may cause the Funds to pay a broker-dealer that provides "brokerage and research services," as defined in the Exchange Act, to the Adviser an amount of disclosed compensation for effecting a securities transaction for the Funds in excess of the compensation that another broker-dealer would have charged for effecting that transaction. The authority of the Adviser to cause the Funds to pay greater commissions is subject to such policies as the Directors may adopt from time to time.

The Adviser may allocate brokerage transactions for each Fund on the basis of a broker's sale of Fund shares.

CUSTODIAN

U.S. Bank, 452 Walnut Street, Cincinnati, Ohio 45202, acts as custodian for the Funds. As such, U.S. Bank holds all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. U.S. Bank does not exercise any supervisory function over management of the Funds, the purchase and sale of securities or the payment of distributions to shareholders.

TRANSFER AGENT

Mutual Shareholder Services, LLC, 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141 (“MSS”) acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to a written agreement with the Company and the Adviser.  Under the agreements, MSS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services to be rendered as transfer agent, the adviser pays MSS an annual fee, paid monthly, based on the average net assets of the Funds, as determined by valuations made as of the close of each business day of the month.

ADMINISTRATION

MSS also acts as Administrator to the Funds pursuant to a written agreement with the Company and Adviser. The Administrator supervises all aspects of the operations of the Funds except those performed by the Funds’ Adviser under each Fund's investment advisory agreement. The Administrator is responsible for:

(a)  calculating each Fund's net asset value

(b)  preparing and maintaining the books and accounts specified in Rule 31a-1 and 31a-2 of the Investment Company Act of 1940

(c)  preparing financial statements contained in reports to stockholders of the

     Funds

(d)  preparing each Fund's federal and state tax returns

(e)  preparing reports and filings with the Securities and Exchange Commission

(f)  preparing filings with state Blue Sky authorities

(g)  maintaining each Fund's financial accounts and records

For the services to be rendered as Administrator, the Adviser pays MSS an annual fee, paid monthly, based on the average net assets of the Funds, as determined by valuations made as of the close of each business day of the month.

UNDERWRITER

Pinnacle Investments, Inc., 5710 Commons Park, East Syracuse, NY 13057, serves as principal underwriter of the Funds’ shares pursuant to a written agreement with the Funds.

INDEPENDENT ACCOUNTANTS

McCurdy & Associates, CPA’s, Inc., 27995 Clemens Road, Westlake, Ohio 44145 serves as the Funds’ independent auditors. They conduct an annual audit of the Funds, assist in the preparation of the Funds' federal and state income tax returns and consult with the Funds and the Board as to matters of accounting and federal and state income taxation.

DISTRIBUTION PLAN

As noted in the Funds’ Prospectus, the Funds have adopted plans pursuant to Rule 12b-1 under the 1940 Act (collectively, the "Plans") whereby the Funds may pay a fee of 0.25% per annum of the Funds’ average daily net assets to the Adviser and others for providing personal service and/or maintaining shareholder accounts relating to the distribution of the Funds’ shares.  The fees are paid on a monthly basis.

The Adviser uses such fees to pay for expenses incurred in the distribution and promotion of the Funds’ shares, including but not limited to, printing of prospectuses and reports used for sales purposes, preparation and printing of sales literature and related expenses, advertisements, and other distribution-related expenses as well as any distribution or service fees paid to securities dealers or others who have executed a dealer agreement with Pinnacle Investments.  Any expense of distribution in excess of 0.25% per annum will be borne by the Adviser without any additional payments by the Funds.  You should be aware that it is possible that Plan accruals will exceed the actual expenditures by the Adviser for eligible services.  Accordingly, such fees are not strictly tied to the provision of such services.

The Plan also provides that to the extent that the Funds, the Adviser, or other parties on behalf of the Funds, or the Adviser make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares issued by the Funds within the context of Rule 12b-1, such payments shall be deemed to be made pursuant to the Plans.  In no event shall the payments made under the Plans, plus any other payments deemed to be made pursuant to the Plans, exceed the amount permitted to be paid pursuant to the Conduct Rules of the National Association of Securities Dealers, Inc.

The Board of Directors has determined that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities.  The Board therefore believes that it will likely benefit the Funds to have monies available for the direct distribution activities of the Adviser in promoting the sale of the Funds’ shares, and to avoid any uncertainties as to whether other payments constitute distribution expenses on behalf of the Funds. The Board of Directors, including the non- interested Directors, has concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders.

The Plan has been approved by the Funds’ Board of Directors, including all of the Directors who are non-interested persons as defined in the 1940 Act.  The Plan must be renewed annually by the Board of Directors, including a majority of the Directors who are non-interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plans.  The votes must be cast in person at a meeting called for that purpose.  It is also required that, during the period in which the Plans are in effect, the selection and nomination of non-interested Directors be done only by the non-interested Directors and any counsel to the independent directors be independent counsel, as defined under SEC rules. The Plans and any related agreements may be terminated at any time, without any penalty:

(1)

by vote of a majority of the non-interested Directors on not more than 60 days' written notice,

(2)

by the Adviser on not more than 60 days' written notice,

(3)

by vote of a majority of the Funds’ outstanding shares, on 60 days' written notice, and

(4)

automatically by any act that terminates the Advisory Agreement with the Adviser.

The Adviser or any dealer or other firm may also terminate their respective agreements at any time upon written notice.

The Plans and any related agreement may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Funds’ outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

The Adviser is required to report in writing to the Board of Directors of the Funds, at least quarterly, on the amounts and purposes of any payment made under the Plans, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plans should be continued.

FINANCIAL STATEMENTS

The financial statements of the Funds are incorporated herein by reference to the Funds’ audited annual report, dated August 31, 2002 and the unaudited semi-annual report, dated February 28, 2002. You may receive a copy of the Funds’ annual report or semi-annual report, free of charge, by writing to the Funds c/o Mutual Shareholder Services, LLC, 8869 Brecksville Road, Suite C, Brecksville, Ohio  44141, or by calling the Funds, toll free, at 1-800-453-6556.  A copy of your requested documents will be sent to you within three days of your request.